Exhibit 23.5


                                                             CONSULT GB LTD
                                                             The Clocktower
                                                         27-39 St Georges Street
                                                         Canterbury Kent CT1 2LE
                                                                 England
Janauary 29, 2003
                                                          tel (+44) 1227 766810
                                                          fax (+44) 1227 766811
                                                         email cgb@consultgb.com
                                                            www.consultgb.com


Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549
U.S.A.


         Re: Form F-4 Registration Statement under the Securities Act of 1933 Sanitec International S.A.
                  -----------------------------------------------------------

Ladies and gentlemen,

            We hereby consent to the use in the prospectus constituting part of the registration statement on Form F-4 of this firm's name in the form and context in which the same appears.

Yours Faithfully,



/s/ Dominic Denison-Pender
--------------------------
Director,
Consult GB Ltd.